Exhibit 10.2

I a SA PETRO HYPERDYNAMICS OTCQX:HOYH TROISIEME AVENANT AU CONTRAT DE PARTAGE DE PRODUCTION D'HYDROCARBURES Entre la Republique de Guinee, representee par M. Diakaria Koulibaly, Directeur General de !'Office National des Petroles (« ONAP »), sis a Commandayah-Miniere, commune de Dixinn, Conakry, Republique de Guinee, ci-apres designee le « Gouvemement » (etant precise que, dans la mesure oil le droit applicable accorde a l 'Office National des Petroles l'autorite necessaire, le terme Gouvemement utilise dans le present Contrat signifie et inclut l'Office National des Petroles), d'une part, et SCS Corporation Ltd., (« SCS »),societe constituee et immatriculee aux iles CaYmans, filiale a cent pour cent d'Hyperdynamics Corporation, societe constituee au Delaware, Etats-Unis d'Amerique, dont le siege social est sis a 12012 Wickchester Lane, Suite 475, Houston, Texas 77079, Etats-Unis d'Amerique, representee par Monsieur Ray Leonard, President et Directeur General; et South Atlantic Petroleum Limited], (« SAPETRO »), societe constituee et immatriculee dans la Republique federale du Nigeria, dont le siege social est sis a 11th and 12th Floors, South Atlantic Petroleum Towers, 1 Adeola Odeku Street, Victoria Island, Lagos, Republique federale du Nigeria, et representee par Dale Rollins, Directeur General ; (SCS et SAPETRO etant designees ci-apres les «Entrepreneurs _»), d 'autre part. (Le Gouvemement et les Entrepreneurs etant designes ci-apres les «Parties»). Les termes commenyant par une majuscule utilises dans le present Troisierne Avenant ont le sens qui leur est donne dans le present Troisieme Avenant et les termes commenyant par une majuscule utilises dans le present Troisieme Avenant qui ne sont pas definis dans le present Troisieme Avenant ont le sens qui leur est donne dans le CPP Initial et ses avenants. PREAMBULE Attendu que, le 22 septembre 2006, un contrat de partage de production d'hydrocarbures (le « CPP Initial») a ete signe entre le Gouvemement et SCS ; Attendu que, conformement a l'arrete no 0925 du 21 avril 2010, le Gouvemement a approuve la cession par SCS a _ D etroleum (E&P) Limited(« Dana») d'une participation de 23 % dans le CPP Initial ; \ '--"" -

Attendu que, conformement au decret n° 71 du 10 mai 2010, le Gouvernement a approuve le CPP Initial, le 1er Avenant au CPP Initial en date du 25 mars 2010 (1'« Avenant n° 1 au CPP Initial ») et la cession par SCS a Dana d 'une participation de 23 % dans 1e Contrat ; Attendu que, conformement a !'arrete no 10629 du 27 decembre 2012, le Gouvernement a approuve la cession par SCS a Tullow Guinea Ltd.(« Tullow ») d'une participation de 40% dans le Contrat; Attendu que le 16 juillet 2016, SCS a soumis au Gouvernement une demande officielle extension de la Seconde Periode d'Exploration pour une duree d'un anjusqu'au 21 septembre 2017; Attendu que, conformement a un Accord de Transaction et de Renonciation conclu 1e 15 aout 2016, SCS assume tous les droits et obligations en vertu du Contrat, et Tullow et Dana se sont officiellement retirees du Contrat ; Attendu que 1e Gouvernement et SCS ont conclu, le 19 aout 2016, un Protocole d'Entente non contraignant dessinant les conditions essentielles de la Periode d'Extension d'un an jusqu'au 21 septernbre 2017 ; Attendu que 1e 14 septembre 2016, 1e Gouvernernent et SCS ont signe 1e Second Avenant au Contrat de Partage de Production d'Hydrocarbures (le «Second Avenant »); Attendu que, conformernent au decret n° 275 du 21 septernbre 2016, le Second Avenant a ete approuve; Attendu que SCS n'a pas fait emettre de Garantie d'un montant de 5 millions USD au 21 janvier 2017 tel qu'exige a !'article 4.7(c) du Contrat; Attendu que, par lettre du 23 janvier 2017, SCS a sollicite une extension du delai pour faire emettre une Garantie d'un montant de 5 millions USD conformement a !'article 4.7(c) du Contrat; Attendu que, par lettre du 24 janvier 2017 du Directeur General de 1'ONAP, le Gouvernement a accorde ladite extensionjusqu'au 20 fevrier 2017; Attendu que par lettre du 1 er mars 2017 du Directeur General de l'ONAP adressee a SCS, le Gouvernement a mis en demeure SCS de rernectier au non-respect de son obligation de faire emettre une Garantie d'un montant de 5 millions USD conformement a !'article 4.7(c) du Contrat, eta reserve ses droits au titre du Contrat; Attendu que, le 10 ars 2017, le Gouvernement, represente par l'ONAP, SCS et SAPETRO ont signe un Protocole Tripartite enon9ant un certain nornbre d'objectifs relatifs a la signature d'accords entre SCS et SAPETRO pour !'acquisition par SAPETRO d'une partie de la participation de SCS dans 1e Contrat (les «Accords de Transaction SAPETRO »), le forage du Puits d'Extension avec un demarrage effectif au plus tard le 30 mai 2017, la fourniture d'une Garantie par SAPETRO et 1'amendement du Contrat pour fournir certaines garanties a SCS et SAPETRO ; Attendu que le 30 mars 2017, SCS et SAPETRO ont signe les Accords de Transaction SAPETRO listes en Annexe A du present Troisierne Avenant, qui prevoient !'acquisition par SAPETRO d'une participation de 50% de la participation de !'Entrepreneur dans le Contrat; Attendu que les Parties conviennent par les presentes de nouveaux arnendernents au Contrat afin de : SCS a SAPETRO de 50 % de la participation de SCS dans le Contrat ; l 7-Prendre acte officiellement et confirmer !'approbation du Gouvemement de la cession par 1. 0U: 2

2. Confirmer la validite des droits et la participation des Entrepreneurs au Contrat et en vertu de celui-ci ; 3. Confirmer que les operations de forage du Puits d'Extension debutera au plus tard le 30 mai 2017 ; 4. Preciser les dispositions relatives a la fourniture de la Garantie par SCS et SAPETRO ; Attendu que, sous reserve des stipulations enoncees ci-apn s, toutes les conditions et stipulations du Contrat (telles que modifiees, remplacees par novation ou completees ulterieurement) demeurent inchangees et restent en vigueur ; Les Parties out negocie et conclu le present Troisieme Avenant au Contrat (le « Troisieme Avenant »). II est convenu de ce qui suit : 1. · Le Gouvemement approuve et confirme par le present Troisieme Avenant que les Entrepreneurs sont les titulaires manifestes et sans equivoque du Contrat. Le Gouvemement s'engage a ne pas resilier, n!voquer, restreindre, annuler ou limiter le Contrat, ou les droits des Entrepreneurs de mener les Operations Petrolieres conformement au Contrat, sur le fondement du defaut d'ernission par SCS des Garanties requises aux articles 4.7(b) et (c) du Contrat, tels qu'ajoutes par le Second Avenant, et tel que modifie par la lettre du 24 janvier 2017, sous reserve de !'execution par SCS et SAPETRO de leurs obligations en vertu du present Troisieme Avenant. Le Gouvernement s'engage egalement a ne pas resilier, revoquer, restreindre, annuler ou limiter le Contrat, ou les droits des Entrepreneurs de mener les Operations Petrolieres conformement au Contrat, sur le fondement du manquement de SCS aux stipulations de !'article 4.7(a) du Contrat, tel qu'ajoute par le Second Avenant. 2. A la date des presentes, les Entrepreneurs confrrment (i) !'exactitude des declarations, et (ii) le respect des engagements enonces a !'article 3 du Second Avenant. Les Parties confrrment et consentent par le present Troisieme Avenant ala cession par SCS a SAPETRO de 50 % indivisible de la participation de SCS dans le Contrat. En consequence d 'une telle cession, les droits et obligations des Entrepreneurs au Contrat et la participation des Entrepreneurs ala date du present Troisieme Avenant soot, sous reserve des dispositions de !'article 23.3 du Contrat, repartis comme suit: 3. 50% 50% SCS Corporation Ltd. : SAPETRO Les Parties confirment que SCS est designe comme l'Operateur. 4. L'« Article 1 : Definitions» est modifie comme suit: L'Article 1.6-Contrat est supprime dans son integralite et remplace par ce qui suit: « 1.6 « Contrat )) signifie le CPP Initial et ses annexes, tels que modifies par 1'Avenant no 1 au CPP initial, par le Second Avenant au CPP initial et le Troisierne Avenant, ainsi que tout ajout, modification ou modifications ulterieures convenues d'un commun accord entre les Parties conformement a l'article 29.3 du Contrat )). obligations concernant .les depenses » est L' « Article 4 : Travaux d'exploration et 5. modifie comme suit : -8

L'Article 4.l(c) est supprime dans son integralite et remplace par ce qui suit: «(c) Pendant la Periode d'Extension, les Entrepreneurs devront forer au minimum, dans la Zone Contractuelle, un (1) puits d'exploration d'une profondeur minimum (sous reserve de !'article 4.3 du Contrat) de deux mille cinq cents (2.500) metres en dessous du fond de lamer, pour un montant estime a quarante-six millions de dollars americains (46.000.000 USD) (le « Puits d'Extension »). 11 est prevu que les operations de forage dudit Puis d'Extension debute au plus tard Ie 30 mai 2017, pour une duree d'execution estimee actuellement a 42 jours. Pendant la Periode d'Extension, !'Entrepreneur pourra, a sa discretion, forer des puits d'exploration supplementaires dans la Zone Contractuelle. » L 'Article 4.2 est complete cornrne suit : « SCS et SAPETRO reconnaissent qu'elles sont solidairement responsables vis-a-vis du Gouvemement en vertu du Contrat, y compris au titre des stipulations du present Article 4.2. Le Gouvemement aura le droit de demander le paiement de l'integralite de la sornrne due a SCS et/ou SAPETRO. » L'Article 4.6(e) est supprime dans son integralite et remplace par ce qui suit: « (e) Les Entrepreneurs conviennent que le Gouvemement peut resilier le Contrat irnrnediatement et sans mise en demeure prealable en cas de manquement a !'article 4.7(c) ». L 'Article 4.7(b) est supprime dans son integralite. L'Article 4.7(c) est supprime dans son integralite et remplace par ce qui suit: « (c) Dans un delai de trente (30) jours suivant la date de signature du decret presidentiel d'approbation du Troisieme Avenant, les Entrepreneurs feront emettre une garantie securitaire d'un montant de 5 millions USD, par une banque acceptable pour le Gouvemement, dont !'accord ne saura etre refuse sans motif raisonnable, etant precise qu'il sera ordonne mainlevee de cette caution de bonne execution une fois que la plate-forme de forage servant au forage du Puits d'Extension sera localisee dans le plateau continental de la Republique de Guinee, y compris ces eaux territoriales. » L' « Article 28.1 : notifications » est modifie comme suit : 6. Ajouter ala fm de !'article 28.1 : « A SAPETRO : South Atlantic Petroleum Limited 11th and 12th Floors South Atlantic Petroleum Towers 1 Adeola Odeku Street Victoria Island Lagos Nigeria Attention: Mr. Dale Rollins Telephone:+ 234 810 483 4380 » 7. Dispositions diverses Le present Troisieme Avenant entrera en vigueur a compter de la date a laquelle il sera approuve par decret du President de la Republique, sous reserve du Closing de la transaction entre SCS et SAPETRO, tel que detini dans les Accords de Transaction SAPETRO. Le present Troisierne Avenant peut etre signe en trois exemplaires identiques ou plus, consideres ensemble comme un seul Avenant, et la signature sera reputee effective quand lesdites copies seront signOes et adressOes aux autres parties. _.{ £2: 5

EN FOI DE QUOI, les Parties ont signe le present Troisierne Avenant a la date indiquee ci-dessous Pour la Republique de Guinee : Pour les Entrepreneurs : .,.......,ard, 1 cteur, SCS Corporation Ltd. Diakara Koulibaly Directeur General, Office National des Petroles ... Date :-" "-+--\ _ l '"2-l-.,._2_-ID J -=f-l1-[ l_ -= 0 '<-:{ _ 7.JJ Date: Nom Titre : Directeur General, SAPETRO Af:?e/1-12 , 2...t:> 17 Date : I Madame Malado Kaba Ministre de l'Economie et des Finances Date :21 . J... , 2.0 J 7 · 6